UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 21, 2013

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

205 Newbury Street, Suite 101

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code: 508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On Tuesday, May 21, 2013 HeartWare International, Inc. held its Annual Meeting of Stockholders at its corporate headquarters in Framingham, MA. Each of the proposals put to vote of stockholders, and as previously announced in the Notice of Meeting contained in the company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 16, 2013, was approved as recommended by the Board.

The proposals voted upon by stockholders of the company were as follows:

1. To elect Douglas Godshall, Seth Harrison and Robert Stockman as Class II Directors to hold office until our annual meeting of stockholders to be held in 2016 and until their successors are duly elected and qualified;

2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3. To consider and act on an advisory vote to approve the compensation paid to certain executive officers;

4. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of 25,000 restricted stock units to Douglas Godshall on the terms set out in the accompanying proxy statement;

5. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Robert Thomas on the terms set out in the accompanying proxy statement;

6. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Seth Harrison on the terms set out in the accompanying proxy statement;

7. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Timothy Barberich on the terms set out in the accompanying proxy statement;

8. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Cynthia Feldmann on the terms set out in the accompanying proxy statement;

9. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Charles Raymond Larkin, Jr. on the terms set out in the accompanying proxy statement;

10. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Robert Stockman on the terms set out in the accompanying proxy statement;

11. For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of up to 1,000 restricted stock units and 1,000 stock options to Denis Wade on the terms set out in the accompanying proxy statement; and

12. For the purposes of ASX Listing Rule 7.4 and for all other purposes, to ratify the issuance and sale of 1.725 million shares of our common stock (equivalent to 60.375 million CHESS Depositary Interests) pursuant to a public offering conducted in accordance with the Prospectus Supplement dated March 12, 2013 as filed with the Securities and Exchange Commission and the Australian Securities Exchange.

A tabular summary of voting results is attached as an exhibit hereto and incorporated herein.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 HeartWare International, Inc. 2013 Annual Stockholder Meeting Voting Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: May 22, 2013	By:	/s/ Lawrence J. Knopf
Name: Lawrence J. Knopf
Title: Senior Vice President and General Counsel